CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Secratery & Treasurer of the 1838 Investment Advisors Funds (the "Funds"), with respect to the Funds' Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: June 24, 2003

                                          /s/ Anna M. Bencrowsky
                                          -------------------------------------
                                          Anna M. Bencrowsky
                                          Secratery & Treasurer
                                          (Principal Financial Officer)

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Chairman & President of the 1838 Investment Advisors Funds (the "Funds"), with respect to the Funds' Form N-CSR for the period ended April 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: June 24, 2003

                                          /s/  W. Thacher Brown
                                          -------------------------------------
                                          W. Thacher Brown
                                          Chairman & President
                                          (Principal Executive Officer)